AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED AUGUST 25, 2015
TO THE
PROSPECTUS AND SUMMARY PROSPECTUS EACH DATED MARCH 1, 2015
(As Supplemented Through August 3, 2015)

AMERICAN INDEPENDENCE STOCK FUND

(Ticker Symbols: IFCSX, ISFSX, ISISX)

At a Board meeting held on August 21, 2015 (“Board Meeting”), RiskX Investments, LLC (formerly American Independence Financial Services, LLC), the adviser to the American Independence Stock Fund (the “Fund”), recommended to the Trustees of the Board that the Fund be managed by two sub-advisers - Insight Capital Research & Management, Inc. (“Insight”) and Validus Growth Investors, LLC (“Validus”). In addition, RiskX Investments, LLC (“RiskX Investments”) recommended that the Fund’s name be changed to the Rx Dynamic Stock Fund. After careful consideration, the Trust’s Board, including a majority of the Independent Trustees, approved Insight and Validus as sub-advisers to the Fund and approved two Form of Sub-Advisory Agreements, one between RiskX Investments and Insight and one between RiskX Investments and Validus, both on behalf of the Fund (the “New Sub-Advisory Agreements”), subject to the approval of the Fund’s shareholders. At the Board Meeting, the Trustees also approved the addition of Mr. Steve Wruble, Chief Investment Officer of RiskX Investments, as a portfolio manager to the Fund.

Under RiskX Investments’ supervision, Insight and Validus will each be responsible for providing model portfolios and the RiskX Investments management team will determine the allocation of the Fund’s assets to each sub-adviser and trade on behalf of the Fund based on the model portfolio recommendations.  Insight is an SEC registered investment advisory firm dedicated exclusively to the management of growth stock portfolios. The firm was founded in 1988 and provides investment management services to institutional and high net worth investors. As of June 30, 2015, Insight had approximately $403 million in assets under management. The portfolio management team of Jim Collins and Randall Yurchack will manage the Insight portion of the portfolio. Validus, an SEC registered investment advisory firm established in November 2012, is headquartered at 12277 Soaring Way Suite 205, Truckee, CA 96161 and is a research-focused, independent growth equity manager. As of June 30, 2015, Validus had approximately $81 million in assets under management. Insight is headquartered at 201 North Civic Dr., Suite 190, Walnut Creek, CA 94596. Mark Scalzo will manage the Validus portion of the portfolio.

Shareholders of record will receive a proxy statement in September, 2015, containing additional details regarding the proposed New Sub-Advisory Agreements and details regarding the special meeting of shareholders. Until such time as the shareholders of the Fund approve each of the New Sub-Advisory Agreements, the Fund will be managed by the current portfolio team disclosed in the Fund’s Prospectus.

Certain information in the Fund’s Prospectuses is updated as follows:

1.     Effective August 31, 2015, the name of the American Independence Stock Fund will be changed to the Rx Dynamic Stock Fund. There will be no change to the Fund’s investment objective and the strategy of the Fund will be substantially the same.

2.     Effective August 31, 2015, the ticker symbols for the Institutional Class shares and the Class C shares will change as follows, and there is no change to the ticker symbol for the Fund’s Class A shares:

Old Name	New Name	Old Ticker	New Ticker
American Independence Stock Fund	Rx Dynamic Stock Fund
Institutional Class shares	Institutional Class shares	ISISX	FMGRX
Class A shares	Class A shares	IFCSX	IFCSX
Class C shares	Class C shares	ISFSX	FMGCX

3.     Effective immediately, in the “Summary” section of the Stock Fund, the table under “Portfolio Management” in the “Management” section, is amended as follows to include Mr. Wruble:

Manager Name	Primary Title	Managed the Fund Since
Steven Wruble, CFA	Portfolio Manager, Chief Investment Officer	2015

4.     Effective immediately, in “More About the Funds”, under “Portfolio Managers” in the “Fund Management” section with respect to the Stock Fund, the following biographical information on Mr. Wruble is added:

Steven Wruble, CFA. Chief Investment Officer of RiskX Investments, LLC.  Prior to joining the Adviser, Mr. Wruble was Chief Investment Officer for FolioMetrix and served as Portfolio Manager for the RiskX Family of Funds. Mr. Wruble served on FolioMetrix’s investment committee from 2011 until July 2015. Mr. Wruble also serves on the investment management team for the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund, series in the Rx Funds Trust, an affiliate of the American Independence Funds Trust. Prior to FolioMetrix, Mr. Wruble was a Portfolio Analyst with an independent financial planning firm where he was also a registered representative. Prior to that, he has worked in the capacity of registered representative and/or investment advisor representative with other firms.  Mr. Wruble holds a Bachelor of Science from the University of Nebraska-Lincoln in Finance and a Master of Security Analysis and Portfolio Management from Creighton University. Steve is a Chartered Financial Analyst (CFA) charterholder and is a member of the CFA Institute and the CFA Society of Nebraska. He holds the Accredited Asset Management Specialist designation (AAMS) and the Series 65 license.

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